-208-

                                   EXHIBIT A
                        ORGANIZATIONAL CHART OF THE
                 LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

All the members of the holding company system are corporations, with the exception of, Delaware Distributors, L.P and Founders CBO, L.P.


Lincoln National Corporation
  Indiana - Holding Company
  |
  |--| City Financial Planners, Ltd.
  |  |  100% - Englad/Wales - Distribution of life
  |  |  assurance & pension products
  |
  |--| The Insurers' Fund, Inc.  #
  |  |  100% - Maryland - Inactive
  |
  |--| LNC Administrative Services Corporation
  |  | 100% - Indiana - Third Party Administrator
  |
  |--| Lincoln Funds Corporation
  |  | 100% - Delaware - Intermediate Holding Company
  |
  |--|Lincoln National Financial Institutions Group, Inc.
  |  |(fka The Richard Leahy Corporation)
  |  |  100% - Indiana - Insurance Agency
  |          |
  |          |--| The Financial Alternative, Inc.
  |          |  | 100% - Utah- Insurance Agency
  |          |
  |          |--| Financial Alternative Resources, Inc.
  |          |  | 100% - Kansas - Insurance Agency
  |          |
  |          |--| Financial Choices, Inc.
  |          |  | 100% - Pennsylvania - Insurance Agency
  |          |
  |          |  | Financial Investment Services, Inc.
  |          |--| (formerly Financial Services Department, Inc.)
  |          |  | 100% - Indiana - Insurance Agency
  |          |
  |          |  | Financial Investments, Inc.
  |          |--| (formerly Insurance Alternatives, Inc.)
  |          |  | 100% - Indiana - Insurance Agency
  |          |
  |          |--| The Financial Resources Department, Inc.
  |          |  | 100% - Michigan - Insurance Agency
  |          |
  |          |--| Investment Alternatives, Inc.
  |          |  | 100% - Pennsylvania - Insurance Agency
  |          |
  |          |--| The Investment Center, Inc.
  |          |  | 100% - Tennessee - Insurance Agency
  |          |
  |          |--| The Investment Group, Inc.
  |          |  | 100% - New Jersey - Insurance Agency


| Lincoln National Corporation  |
|  Indiana - Holding Company    |
  |
  |--|Lincoln National Financial Institutions Group, Inc.|
  |  |(fka The Richard Leahy Corporation)                |
  |  |  100% - Indiana - Insurance Agency                |
  |          |
  |          |--| Personal Financial Resources, Inc. |
  |          |  | 100% - Arizona - Insurance Agency  |
  |          |
  |          |--| Personal Investment Services, Inc.     |
  |             | 100% - Pennsylvania - Insurance Agency |
  |
  |--| LincAm Properties, Inc.                   |
  |  |  50% - Delaware - Real Estate Investment  |
  |
  |
  |  | Lincoln Financial Group, Inc.                |
  |--| (formerly Lincoln National Sales Corporation)|
  |  |  100% - Indiana - Insurance Agency           |
  |          |
  |          |--| Lincoln Financial Advisors Corporation |
  |          |  | (formerly LNC Equity Sales Corporation)|
  |          |  |  100% - Indiana - Broker-Dealer        |
  |          |
  |          |  |Corporate agencies:  Lincoln Financial Group, Inc. ("LFG")   |
  |          |--|has subsidiaries of which LFG owns from 80%-100% of the      |
  |          |  |common stock (see Attachment #1).  These subsidiaries serve  |
  |          |  |as the corporate agency offices for the marketing and        |
  |          |  |servicing of products of The Lincoln National Life Insurance |
  |          |  |Company.  Each subsidiary's assets are less than 1% of the   |
  |          |  |total assets of the ultimate controlling person.             |
  |          |
  |          |--| Professional Financial Planning, Inc.          |
  |             |  100% - Indiana - Financial Planning Services  |
  |
  |--| Lincoln Life Improved Housing, Inc.   |
  |  |  100% - Indiana                       |
  |
  |
  |--| Lincoln National (China) Inc.                 |
  |  | 100% - Indiana - China Representative Office  |
  |
  |
  |--| Lincoln National (India) Inc.                 |
  |  | 100% - Indiana - India Representative Office  |
  |
  |--| Lincoln National Intermediaries, Inc.       |
  |  |  100% - Indiana - Reinsurance Intermediary  |
  |
  |__| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
  |   |
  |   |--| Lincoln National Investment Companies, Inc.|
  |   |  |(fka Lincoln National Investments, Inc.)    |
  |   |  | 100% - Indiana - Holding Company           |


| Lincoln National Corporation  |
|  Indiana - Holding Company    |
  |
  |__| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
      |
      |--| Lincoln National Investment Companies, Inc.|
      |  |(fka Lincoln National Investments, Inc.)    |
      |  | 100% - Indiana - Holding Company           |
      |        |
               |--|Delaware Management Holdings, Inc.|
               |  | 100% - Delaware - Holding Company|
               |    |
               |    |--| DMH Corp.                         |
               |    |  | 100% - Delaware - Holding Company |
                           |
                           |--| Delaware International Advisers Ltd.   |
                           |  | 81.1% - England - Investment Advisor   |
                           |
                           |--| Delaware Management Trust Company    |
                           |  | 100% - Pennsylvania - Trust Service  |
                           |
                           |__| Delaware International Holdings, Ltd.      |
                           |  | 100% - Bermuda - Investment Advisor        |
                                   |
                                   |--| Delaware International Advisers, Ltd.|
                                   |  | 18.9% - England - Investment Advisor |

                           |__| Delvoy, Inc.                             |
                           |  | 100% - Minnesota - Holding Company       |
                                 |
                                 |--| Delaware Management Company, Inc.     |
                                 |  | 100% - Delaware - Investment Advisor  |
                                     |
                                     |--| Delaware Distributors, L.P.       |
                                        |98%-Delaware-MutualFund Distributor|
                                        | & Broker/Dealer                   |
                                        |1% Equity-Delaware Capital         |
                                        |  Management, Inc.                 |
                                        |1% Equity-Delaware Distributors, Inc.|
                                     |
                                     |--| Founders Holdings, Inc.            |
                                     |  | 100% - Delaware - General Partner  |
                                         |
                                         |--| Founders CBO, L.P.
                                         |  |1%-Delaware-Investment Partnership
                                         |  |99% held by outside investors   |
                                              |
                                              |--|Founders CBO Corporation    |
                                              |  |100%-Delaware-Co-Issuer with|
                                              |  |Founders CBO                |


| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |__| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
      |
      |--| Lincoln National Investment Companies, Inc.|
      |  |(fka Lincoln National Investments, Inc.)    |
      |  | 100% - Indiana - Holding Company           |
            |
            |--|Delaware Management Holdings, Inc.|
               | 100% - Delaware - Holding Company|
                    |
                    |--| DMH Corp.                         |
                    |  | 100% - Delaware - Holding Company |
                         |
                         |__| Delvoy, Inc.                              |
                            | 100% - Minnesota - Holding Company        |
                              |
                              |--| Delaware Distributors, Inc.        |
                              |  | 100% - Delaware - General Partner  |
                                     |
                                     |--| Delaware Distributors, L.P.       |
                                        |98%-Delaware-MutualFund Distributor
                                        | & Broker/Dealer                   |
                                        |1% Equity-Delaware Capital         |
                                        |  Management, Inc.                 |
                                        |1% Equity-Delaware Distributors, Inc.|
                               |
                               |--| Delaware Capital Management, Inc.         |
                               |  |(formerly Delaware Investment Counselors,  |
                               |  |    Inc.)                                  |
                               |  |100% - Delaware - Investment Advisor       |
                                     |
                                     |--| Delaware Distributors, L.P.       |
                                        |98%-Delaware-MutualFund Distributor|
                                        | & Broker/Dealer                   |
                                        |1% Equity-Delaware Capital         |
                                        |  Management, Inc.                 |
                                        |1% Equity-Delaware Distributors, Inc.|
                                |
                                |--| Delaware Service Company, Inc.      |
                                |  | 100%-Delaware-Shareholder Services &|
                                   | Transfer Agent                      |
                                |
                                |__| Delaware Investment & Retirement         |
                                |  |  Services, Inc.                          |
                                |  | 100%-Delaware-Registered Transfer Agent  |
               |
               |--| Lynch & Mayer, Inc.                     |
               |  | 100% - Indiana - Investment Adviser     |
               |      |
               |      |--| Lynch & Mayer Asia, Inc.         |
                      |  |100% - Delaware - Investment Management |
                      |
                      |--| Lynch & Mayer Securities Corp.        |
                         | 100% - Delaware - Securities Broker   |
               |
               |  | Vantage Global Advisors, Inc.                      |
               |--| (formerly Modern Portfolio Theory Associates, Inc.)|
               |  |  100% - Delaware - Investment Adviser              |


| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |__| Lincoln National Investments, Inc.               |
  |  | (fka Lincoln National Investment Companies, Inc.)|
  |  | 100% - Indiana - Holding Company                 |
      |
      |  | Lincoln Investment Management, Inc.                       |
      |--| (formerly Lincoln National Investment Management Company) |
      |  | 100% - Illinois - Mutual Fund Manager and                 |
      |  | Registered Investment Adviser                             |
  |
  |--| The Lincoln National Life Insurance Company   |
  |  |  100% - Indiana                               |

             |--|AnnuityNet, Inc.                                  |
             |  |100% - Indiana - Distribution of annuity products |
             |
             |--|Cigna Associates, Inc.                     |
             |  | 100% - Connecticut - Insurance Agency     |
                 |  | Cigna Associates of Massachusetts, Inc.    |
                 |--| 100% - Massachusetts - Insurance Agency    |
             |
             |--|Cigna Financial Advisors, Inc.             |
             |  | 100% - Connecticut - Broker Dealer        |
             |
             |--| First Penn-Pacific Life Insurance Company |
             |  | 100%  - Indiana                           |
             |
             |--| Lincoln Life & Annuity Company of New York    |
             |  |  100% - New York                              |
             |
             |--| Lincoln National Aggressive Growth Fund, Inc.  |
             |  | 100% - Maryland - Mutual Fund                  |
             |
             |--| Lincoln National Bond Fund, Inc.  |
             |  |  100% - Maryland - Mutual Fund    |
             |
             |--| Lincoln National Capital Appreciation Fund, Inc. |
             |  | 100% - Maryland - Mutual Fund                    |
             |
             |--| Lincoln National Equity-Income Fund, Inc.  |
             |  | 100% - Maryland - Mutual Fund              |

             | | Lincoln National Global Asset Allocation Fund, Inc. | |--| (formerly Lincoln National Putnam Master Fund, Inc.) |
             |  |  100% - Maryland - Mutual Fund                       |
             |
             |  | Lincoln National Growth and Income Fund, Inc.  |
             |--| (formerly Lincoln National Growth Fund, Inc.)  |
             |  |  100% - Maryland - Mutual Fund                 |


| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| The Lincoln National Life Insurance Company   |
  |  |  100% - Indiana                               |
             |
             |--| Lincoln National Health & Casualty Insurance Company   |
             |  |  100% - Indiana                                        |
                   |
                   |--| Lincoln Re, S.A.                              |
                   |  | 1% Argentina - General Business Corp          |
                   |  | (Remaining 99% owned by Lincoln National      |
                   |  |   Reassurance Company)                        |
             |
             |--| Lincoln National International Fund, Inc. |
             |  | 100% - Maryland - Mutual Fund             |
             |
             |--| Lincoln National Managed Fund, Inc.   |
             |  |  100% - Maryland - Mutual Fund        |
             |
             |--| Lincoln National Money Market Fund, Inc.   |
             |  |  100% - Maryland - Mutual Fund             |
             |
             |--|  Lincoln National Social Awareness Fund, Inc. |
             |  |  100% - Maryland - Mutual Fund                |
             |
             |--| Lincoln National Special Opportunities Fund, Inc.   |
             |  |  100% - Maryland - Mutual Fund                      |
             |
             |--| Lincoln National Reassurance Company                 |
             | 100% - Indiana - Life Insurance                      |
                   |
                   |--| Lincoln Re, S.A.                              |
                   |  | 99% Argentina - General Business Corp         |
                   |  | (Remaining 1% owned by Lincoln National Health|
                   |  | & Casualty Insurance Company)                 |
                   |
                   |--| Special Pooled Risk Administrators, Inc.      |
                      | 100% - New Jersey - Catastrophe Reinsurance   |
                      |  Pool Administrator                           |
  |
  |--| Lincoln National Management Services, Inc.              |
  |  |  100% - Indiana - Underwriting and Management Services  |
  |
  |--| Lincoln National Realty Corporation   |
  |  |  100% - Indiana - Real Estate         |
  |
  |--| Lincoln National Reinsurance Company (Barbados) Limited   |
  |  |  100% - Barbados                                          |
  |
  |--| Lincoln National Reinsurance Company Limited |
  |  | (formerly Heritage Reinsurance, Ltd.)        |
  |  | 100% ** - Bermuda                            |
              |
              |--|  Lincoln European Reinsurance S.A.                   |
              |  |  79% - Belgium                                       |
              |  | (Remaining 21% owned by Lincoln National Underwriting |
              |  |   Services, Ltd.                                      |


| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| Lincoln National Reinsurance Company Limited |
  |  | (formerly Heritage Reinsurance, Ltd.)        |
  |  | 100% ** - Bermuda                            |
              |
              |  | Lincoln National Underwriting Services, Ltd.            |
              |--| 90% - England/Wales - Life/Accident/Health Underwriter  |
                 | (Remaining 10% owned by Old Fort Ins. Co. Ltd.)         |

                     |--|  Lincoln European Reinsurance S.A.                 |
                     |  | 21% - Belgium                                      |
                     |  |(Remaining 79% owned by Lincoln National Reinsurance|
                     |  |   Company Limited                                  |
              |
              |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V. |
              |--| 51% - Mexico - Reinsurance Underwriter                 |
                 | (Remaining 49% owned by Lincoln National Corp.)        |
  |
  |--| Lincoln National Risk Management, Inc.      |
  |  |  100% - Indiana - Risk Management Services  |
  |
  |--| Lincoln National Structured Settlement, Inc.   |
  |  |  100% - New Jersey                             |
  |
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
  |          |
  |          |--| Allied Westminster & Company Limited                  |
             |  | (formerly One Olympic Way Financial Services Limited) |
             |  | 100% - England/Wales - Sales Services                 |
             |
             |--|Cannon Fund Managers Limited       |
             |  |  100% - England/Wales - Inactive  |
             |
             |--| Culverin Property Services Limited                     |
             |  |  100% - England/Wales - Property Development Services  |
             |
             |--| HUTM Limited                                            |
             |  | 100% - England/Wales - Unit Trust Management (Inactive) |
             |
             |--| ILI Supplies Limited                       |
             |  |  100% - England/Wales - Computer Leasing   |
             |  |
             |--| Lincoln Financial Advisers Limited             |
             |  | (formerly: Laurentian Financial Advisers Ltd.) |
             |  | 100% - England/Wales - Sales Company           |
             |
             |--| Lincoln Financial Group PLC                      |
             |  | (formerly: Laurentian Financial Group PLC)       |
             |  | 100% - England/Wales - Holding Company           |
                   |
                   |--| Lincoln Unit Trust Management Limited              |
                      |(formerly: Laurentian Unit Trust Management Limited)|
                      | 100% - England/Wales - Unit Trust Management       |
                        |
                        |--| LUTM Nominees Limited                          |
                        |  |100% - England/Wales - Nominee Services (Dormat)|


| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
         |
         |--| Lincoln Financial Group PLC                      |
         |  | (formerly: Laurentian Financial Group PLC)       |
         |  | 100% - England/Wales - Holding Company           |
         |     |
               |--| Lincoln Milldon Limited               |
               |  |(formerly: Laurentian Milldon Limited) |
               |  | 100% - England/Wales - Sales Company  |
               |
               |--| Laurtrust Limited                                         |
                  | 100% - England/Wales - Pension Scheme Trustee (Inactive)  |
               |
               |--| Lincoln Management Services Limited              |
               |  |(formerly: Laurentian Management Services Limited)|
               |  | 100% - England/Wales - Management Services       |
                     |
                     |--|Laurit Limited                                  |
                     |  |100% - England/Wales - Data Processing Systems  |
          |
          |--| Liberty Life Pension Trustee Company Limited           |
          |  | 100% - England/Wales - Corporate Pension Fund (Dormat) |
          |
          |--| LN Management Limited                                    |
          |  |  100% - England/Wales - Administrative Services (Dormat) |
                      |
                      |--| UK Mortgage Securities Limited    |
                         | 100% - England/Wales - Inactive   |
          |
          |--| Liberty Press Limited                    |
          |  | 100% - England/Wales - Printing Services |


| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
             |
             |--| Lincoln General Insurance Co. Ltd.           |
             |  | 100% - Accident & Health Insurance           |
             |
             |--|Lincoln Assurance Limited                 |
             |  |100% ** - England/Wales - Life Assurance  |
                     |
                     |--|Barnwood Property Group Limited              |
                     |  |100% - England/Wales - Property Management Co|
                           |
                           |--| Barnwood Developments Limited            |
                           |  | 100% England/Wales - Property Development|
                           |
                           |--| Barnwood Properties Limited                |
                     |     |  | 100% - England/Wales - Property Investment |
                     |
                     |--|IMPCO Properties G.B. Ltd.                           |
                        |100% - England/Wales - Property Investment (Inactive)|
                     |
                     |--| Lincoln Insurance Services Limited                 |
                     |  | 100% - Holding Company                             |
                               |
                               |--| British National Life Sales Ltd.|
                               |  | 100% - Inactive                 |
                               |
                               |--| BNL Trustees Limited                     |
                               |  | 100% - England/Wales - Corporate Pension |
                               |  |  Fund (Inactive)                         |
                               |
                               |--| Chapel Ash Financial Services Ltd.  |
                               |  | 100% - Direct Insurance Sales       |
                               |
                               |--| P.N. Kemp-Gee & Co. Ltd. |
                               |  | 100% - Inactive          |


| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |
  |--| Lincoln National (UK) PLC               |
  |  |  100% - England/Wales - Holding Company |
         |
         |--| Lincoln Unit Trust Managers Limited          |
         |  | 100% - England/Wales - Investment Management |
            |
         |--| LIV Limited (formerly Lincoln Investment Management Ltd.)|
         |  |  100% - England/Wales - Investment Management Services   |
                  |  |
                  |--| CL CR Management Ltd.                         |
                     | 50% - England/Wales - Administrative Services |

         |--| Lincoln Independent Limited                               |
         |  |(formerly: Laurentian Independent Financial Planning Ltd.) |
         |  | 100% - England/Wales - Independent Financial Adviser      |
         |  |
         |--| Lincoln Investment Management Limited        |
         |  |(formerly: Laurentian Fund Management Ltd.)   |
         |  | 100% - England/Wales - Investment Management |
         |
         |--| LN Securities Limited                    |
         |  |  100% - England/Wales - Nominee Company  |
         |
         |--|  Niloda Limited                             |
         |  | 100% - England/Wales - Investment Company |
         |
         |--| Lincoln National Training Services Limited       |
         |  | 100% - England/Wales - Training Company          |
         |
         |--| Lincoln Pension Trustees Limited                |
         |  |  100% - England/Wales - Corporate Pension Fund  |
         |
         |--| Lincoln National (Jersey) Limited                |
         |  | 100% - England/Wales - Dormat                    |
         |
         |--| Lincoln National (Guernsey) Limited             |
         |  |  100% - England/Wales - Dormat                  |
         |
         |--| Lincoln SBP Trustee Limited                     |
         |  |  100% - England/Wales                           |


| Lincoln National Corporation   |
|  Indiana - Holding Company     |
  |
  |  | Linsco Reinsurance Company                      |
  |--| (formerly Lincoln National Reinsurance Company) |
  |  |  100% - Indiana - Property/Casualty             |
  |
  |
  |--| Old Fort Insurance Company, Ltd.   |
  |  |  100% ** - Bermuda                 |
             |
             |  | Lincoln National Underwriting Services, Ltd.           |
             |--| 10% - England/Wales - Life/Accident/Health Underwriter |
                | (Remaining 90% owned by Lincoln Natl. Reinsurance Co.) |
             |
             |  | Solutions Holdings, Inc.                          |
             |--| 100% - Delaware - General Business Corporation    |
                   |
                   |--|Solutions Reinsurance Limited           |
                   |  | 100% - Bermuda - Class III Insurance Co|
  |
  |  | Seguros Serfin Lincoln, S.A.                             |
  |--|  49% - Mexico - Insurance                                |
  |
  |  | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.   |
  |--|  49% - Mexico - Reinsurance Underwriter                  |
  |  |  (Remaining 51% owned by Lincoln Natl. Reinsurance Co.)  |
  |
  |
  |--| Underwriters & Management Services, Inc.   |
     |  100% - Indiana - Underwriting Services    |




Footnotes:

* The funds contributed by the Underwriters were, and continue to be subject to trust agreements between American States Insurance Company, the grantor, and each Underwriter, as trustee.

**         Except for director-qualifying shares

# Lincoln National Corporation has subscribed for and paid for 100 shares of Common Stock (with a par value of $1.00 per share) at a price of $10 per share, as part of the organizing of the fund. As such stock is further sold, the ownership of voting securities by Lincoln National Corporation will decline and fluctuate.



                                                                 11
                                ATTACHMENT #1
                            LINCOLN FINANCIAL GROUP, INC.
                           CORPORATE AGENCY SUBSIDIARIES

1)         Lincoln Financial Group, Inc. (AL)
2)         Lincoln Southwest Financial Group, Inc. (Phoenix, AZ)
3)         Lincoln Financial and Insurance Services Corporation
             (Walnut Creek, CA)
3a) California Fringe Benefit and Insurance Marketing Corporation DBA/California Fringe Benefit Company (Walnut Creek, CA)
4)         Colorado-Lincoln Financial Group, Inc. (Denver, CO)
5)         Lincoln National Financial Services, Inc. (Lake Worth, FL)
6)         CMP Financial Services, Inc. (Chicago, IL)
7)         Lincoln Financial Group of Northern Indiana, Inc. (Fort Wayne, IN)
8)         Financial Planning Partners, Ltd. (Mission, KS)
9)         The Lincoln National Financial Group of Louisiana, Inc. (Shreveport,
           LA)
10)        Benefits Marketing Group, Inc. (D.C. & Chevy Chase, MD)
11)        Lincoln Financial Services and Insurance Brokerage of
           New England, Inc.
           (formerly: Lincoln National of New England Insurance Agency, Inc.) (Worcester, MA)
12)        Lincoln Financial Group of Michigan, Inc. (Troy, MI)
12a)       Financial Consultants of Michigan, Inc. (Troy, MI)
13)        Lincoln Financial Group of Missouri, Inc.
           (formerly: John J. Moore &  Associates, Inc.) (St. Louis, MO)
14)        Beardslee & Associates, Inc. (Clifton, NJ)
15)        Lincoln Financial Group, Inc. (formerly: Resources/Financial, Inc.
           (Albuquerque, NM)
16)        Lincoln Cascades, Inc. (Portland, OR)
17)        Lincoln Financial Group, Inc. (Salt Lake City, (UT)